                                                                    EXHIBIT 10.5




                           PREMIUM STANDARD FARMS INC.

                        SPECIAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 2000

                                TABLE OF CONTENTS


ARTICLE I - DEFINITIONS......................................................................1

   1.01   ACTUARIAL EQUIVALENT...............................................................1

   1.02   ACTUARIAL VALUE....................................................................1

   1.03   BENEFICIARY........................................................................1

   1.04   BOARD..............................................................................1

   1.05   CHANGE IN CONTROL..................................................................1

   1.06   BOARD..............................................................................1

   1.07   CLAIMANT...........................................................................2

   1.08   CODE...............................................................................2

   1.09   COMMITTEE..........................................................................2

   1.10   COMPANY............................................................................2

   1.11   EARLY RETIREMENT AGE...............................................................2

   1.12   EMPLOYER(S)........................................................................2

   1.13   ERISA..............................................................................3

   1.14   FINAL AVERAGE EARNINGS.............................................................3

   1.15   NORMAL RETIREMENT AGE..............................................................3

   1.16   PARTICIPANT........................................................................3

   1.17   PLAN...............................................................................3

   1.18   PRIMARY BENEFIT....................................................................3

   1.19   RETIREMENT PLAN OFFSET AMOUNT......................................................3

   1.20   SERP BENEFIT.......................................................................3

   1.21   SOCIAL SECURITY OFFSET AMOUNT......................................................3

   SOCIAL SECURITY OFFSET AMOUNT.............................................................3

   1.22   YEARS OF BENEFIT SERVICE...........................................................4

   1.23   YEARS OF VESTING SERVICE...........................................................4


ARTICLE II - ELIGIBILITY.....................................................................4

   2.01   SELECTION BY COMMITTEE.............................................................4


ARTICLE III - VESTING........................................................................4

   3.01   VESTING IN BENEFITS................................................................4

   3.02   CHANGE IN CONTROL..................................................................4

ARTICLE IV - BENEFITS........................................................................4

   4.01   NORMAL RETIREMENT..................................................................4

   4.02   EARLY RETIREMENT...................................................................4

   4.03   FORM OF BENEFITS...................................................................5

   4.04   COMMITTEE DISCRETION...............................................................5

   4.05   WITHHOLDING AND PAYROLL TAXES......................................................5

   4.06   BENEFITS ON DEATH..................................................................5

   4.07   COMMENCEMENT OF BENEFITS...........................................................6


ARTICLE V - TERMINATION AND AMENDMENT........................................................6

   5.01   TERMINATION........................................................................6

   5.02   AMENDMENT..........................................................................6


ARTICLE VI - OTHER BENEFITS AND AGREEMENT....................................................7

   6.01   COORDINATION WITH OTHER BENEFITS...................................................7


ARTICLE VII - ADMINISTRATION OF THE PLAN.....................................................7

   7.01   COMMITTEE DUTIES...................................................................7

   7.02   AGENTS.............................................................................7

   7.03   BINDING EFFECT OF DECISIONS........................................................7

   7.04   INDEMNITY OF COMMITTEE.............................................................7

   7.05   EMPLOYER INFORMATION...............................................................7


ARTICLE VIII - CLAIMS PROCEDURES.............................................................7

   8.01   PRESENTATION OF CLAIM..............................................................7

   8.02   NOTIFICATION OF DECISION...........................................................8

   8.03   REVIEW OF A DENIED CLAIM...........................................................8

   8.04   DECISION ON REVIEW.................................................................8

   8.05   LEGAL ACTION.......................................................................9


ARTICLE IX - MISCELLANEOUS...................................................................9

   9.01   UNSECURED GENERAL CREDITOR.........................................................9

   9.02   EMPLOYER'S LIABILITY...............................................................9

   9.03   NONASSIGNABILITY...................................................................9

   9.04   NOT A CONTRACT OF EMPLOYMENT.......................................................9

   9.05   FURNISHING INFORMATION.............................................................9

   9.06   TERMS..............................................................................9

   9.07   CAPTIONS...........................................................................10

   9.08   GOVERNING LAW......................................................................10

   9.09   VALIDITY...........................................................................10

   9.10   NOTICE.............................................................................10

   9.11   SUCCESSORS.........................................................................10

   9.12   SPOUSE'S INTEREST..................................................................10

   9.13   INCOMPETENT........................................................................10

   9.14   COURT ORDER........................................................................10

   9.15   DISTRIBUTION IN THE EVENT OF TAXATION..............................................11

                           PREMIUM STANDARD FARMS INC.
                        SPECIAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE JANUARY 1, 2000

                                     PURPOSE

        The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated employees of Premium Standard Farms Inc., a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.

                             ARTICLE I - DEFINITIONS

        1.01 "Actuarial Equivalent" shall mean a benefit of equivalent value, as calculated by an actuary selected by the Company, computed on the basis of the following actuarial assumptions:

             Interest: the annual interest rate on 30-year Treasury securities as specified by the Secretary of the Treasury or his delegate for the month preceding the month in which the Participant's distribution commences.

             Mortality: the 1983 Group Annuity Mortality Table using a blend of 50% of the male table and 50% of the female table.

        1.02 "Actuarial Value" shall mean the lump sum cash value, as calculated by an actuary selected by the Company, computed on the basis of the following actuarial assumptions:

             Interest: the annual interest rate on 30-year Treasury securities as specified by the Secretary of the Treasury or his delegate for the month preceding the month in which the Participant's distribution commences.

             Mortality: the 1983 Group Annuity Mortality Table using a blend of 50% of the male table and 50% of the female table.

        1.03 "Beneficiary" shall mean the surviving spouse of a deceased Participant.

        1.04 "Board" shall mean the board of directors of the Company.

        1.05 "Change in Control" shall mean the first to occur of any of the following events, unless such event shall have received prior approval of a majority vote of the Continuing Directors, as defined below, indicating that such event shall not constitute a Change in Control:

                (i) Any "person" (as that term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company), is or becomes the

        "beneficial owner" (as defined in Rule 13(d)(3) under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities.

               (ii) During any period of two consecutive years (not including any period prior to the Effective Date of this Plan), individuals ("Existing Directors") who at the beginning of such period constitute the Board of Directors, and any new board member (an "Approved Director") (other than a board member designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (i), (iii) or (iv) of this Section 1.05) whose election by the Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the board members then still in office who either were board members at the beginning of the period or whose election or nomination for election previously was so approved (Existing Directors together with Approved Directors constituting "Continuing Directors"), cease for any reason to constitute at least a majority of the Board of Directors; or

               (iii) The stockholders of the Company approve a merger or consolidation of the Company with any other person, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities for the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (b) a merger in which no "person" (as defined in Section 1.05(i)) acquires more than thirty percent (30%) of the combined voting power of the Company's then outstanding securities; or

               (iv) The stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect).

        1.06 "Board" shall mean the board of directors of the Company.

        1.07 "Claimant" shall have the meaning set forth in Section 8.1.

        1.08 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        1.09 "Committee" shall mean the Compensation Committee of the Board.

        1.10 "Company" shall mean Premium Standard Farms Inc., a Delaware corporation.

        1.11 "Early Retirement Age" shall mean age 55 with five years of Vesting Service.

        1.12 "Employer(s)" shall mean the Company and any subsidiaries of the Company that have been selected by the Board to participate in the Plan.

        1.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        1.14 "Final Average Earnings" shall mean the average of the Participant's final three full calendar years' base salary, including any amounts deferred to a qualified or nonqualified retirement plan or contributed by the Participant to a cafeteria plan.

        1.15 "Normal Retirement Age" shall mean age 62.

        1.16 "Participant" shall mean any employee who is selected to participate in the Plan by the Board and listed on Exhibit A as amended hereto from time to time. The Board shall have the sole and exclusive authority to select and delete Participants and to determine each Participant's Primary Benefit.

        1.17 "Plan" shall mean this Special Executive Retirement Plan.

        1.18 "Primary Benefit" shall mean a monthly benefit equal to 1/12th of:

                (i) the percentage of Final Average Earnings times Years of Benefit Service set forth opposite the Participant's name on Exhibit A.

        The Maximum Primary Benefit shall be a monthly benefit equal to 1/12th of 66.7% of Final Average Earnings.

        1.19 "Retirement Plan Offset Amount" shall mean the increase in benefit actually paid to or on behalf of a Participant because of such Participant's service with an Employer under any defined benefit retirement plans of the Company or ContiGroup Companies, Inc. or its affiliates, including the Actuarial Equivalent of any benefit not paid as a monthly annuity. A Participant's Retirement Plan Offset Amount shall include any distributions (other than distributions of salary deferrals) previously made to the Participant.

        1.20 "SERP Benefit" shall mean the benefit payable to a Participant determined under Section 4.01.

        1.21 "Social Security Offset Amount" shall mean one-half (1/2) of a Participant's anticipated monthly social security benefit payable beginning at the earliest age permitted (currently 62), multiplied by a fraction, the numerator of which shall be the Participant's Years of Benefits Service and the denominator of which is the Participant's years of service for purposes of calculating his social security benefit, subject to the following rules:

               (i) If a Participant elects to commence benefits under this Plan prior to age 62, his Social Security Offset Amount shall be reduced by 6% by each full year by which the date on which he commences benefits precedes the date on which he attains Normal Retirement Age.

               (ii) If a Participant elects to commence benefits under this Plan at any age in a lump sum, his Social Security Offset Amount shall be one-half (1/2) the Actuarial Value of his expected social security benefits, including any benefits previously paid assuming that his benefits commenced at the earliest age permitted (currently, age 62) and were not thereafter adjusted for cost of living adjustments.

               (iii) If a Participant elects to commence benefits under this Plan in an annuity form at or following the time he has commenced receipt of social security benefits, his Social Security Offset Amount shall be one-half (1/2) the actual monthly benefit received at that time and shall not be adjusted thereafter for cost of living adjustments or the subsequent death of the Participant.

                (iv) If a surviving spouse is entitled to a benefit pursuant to
        Section 4.06, the Social Security Offset Amount shall be computed as though the Participant was still living at age 62.

        1.22 "Years of Benefit Service" shall mean full years of employment with the Company.

        1.23 "Years of Vesting Service" shall mean full years of employment with the Company, excluding for this purpose years of employment prior to January 1, 2000.

ARTICLE II - ELIGIBILITY

        2.01 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of management and highly compensated employees of the Employers. From that group, the Committee shall select, in its sole discretion, employees to participate in the Plan.

ARTICLE III -  VESTING

        3.01 VESTING IN BENEFITS. Each Participant shall be 100% vested in his SERP Benefit upon the completion of five (5) Years of Vesting Service.

        3.02 CHANGE IN CONTROL. Notwithstanding Section 3.01 or any other provision in this Plan that could be interpreted to the contrary, in the event of a Change in Control, a Participant's SERP Benefit shall immediately become 100% vested (if it is not already vested in accordance with Section 3.01 above).

                              ARTICLE IV - BENEFITS

        4.01 NORMAL RETIREMENT. A Participant who has completed five (5) Years of Vesting Service and who has terminated employment with the Company shall be entitled to receive a SERP Benefit at Normal Retirement Age. The SERP Benefit payable to a Participant at Normal Retirement Age shall be an annuity for the life of the Participant equal to his Primary Benefit minus the sum of (i) his Retirement Plan Offset Amount and (ii) his Social Security Offset Amount.

        4.02 EARLY RETIREMENT. A Participant who attains Early Retirement Age and who has terminated employment shall be entitled to retire and receive a reduced SERP Benefit equal to his SERP Benefit reduced by one half of one percent (.5%) for each month by which the date on which he commences benefits precedes the date on which he attains his Normal Retirement Age.

        4.03 FORM OF BENEFITS. Payments of vested SERP Benefits shall be made in the form and at the time elected by the Participant. The Participant shall make an election as to the form and timing of payments no later than 60 days prior to the end of the second calendar year preceding his retirement or other termination of employment on forms and in accordance with procedures announced from time to time by the Committee. Such election may be revoked or amended any time prior to the last date for making an election according to the preceding sentence. The forms of benefit available under the Plan shall be:

                (i) lump sum, which shall be the Actuarial Value of the SERP Benefit;

               (ii) joint and 50% survivor annuity, which shall be a monthly income payable for the lifetime of the Participant and continuing thereafter in an amount one-half as large to the Participant's surviving spouse for the lifetime of such spouse and shall be the Actuarial Equivalent of the SERP Benefit;

               (iii) joint and 100% survivor annuity, which shall be a monthly income payable for the lifetime of the Participant and continuing thereafter in an equal amount to the Participant's surviving spouse for the lifetime of such spouse and shall be the Actuarial Equivalent of the SERP Benefit; and

                (iv) an annuity for the life of the Participant only.

        If the Participant has elected a joint and survivor annuity and has no spouse at the time benefits become payable, the election shall be void and the benefits shall be paid as an annuity for the life of the Participant only. Should the spouse die after benefits have become payable, no survivor annuity shall be paid to any subsequent spouse of the Participant.

        4.04 COMMITTEE DISCRETION. The Committee, in its sole discretion and consistent with its established procedures and rules, may consider other forms of vested SERP Benefit payments, or the timing of vested SERP Benefit payments, as it deems necessary and prudent under the circumstances.

        4.05 WITHHOLDING AND PAYROLL TAXES. The Employer, to the extent required by applicable law, shall withhold from any and all benefits made under this
Article 4, all federal, state and local income, employment and other taxes required to be withheld by the Employer in connection with the benefits hereunder, in amounts to be determined in the sole discretion of the Employer.

        4.06 BENEFITS ON DEATH. If a Participant dies prior to commencing benefits under this Plan and is married on the date of his death, a spousal death benefit shall be payable under this Plan. The spousal death benefit under this Plan shall be equal to an annuity based on 50% of the Participant's SERP Benefit, commencing immediately but no earlier than the date that the Participant would have attained age 55, and reduced by one-half of one percent (.5%) for each month by which the date benefits commence precedes the date that the Participant would have attained age 62. Any spousal death benefits payable under this Plan shall be paid in the form of an annuity for the spouse's single life. If a Participant has no surviving spouse, the benefits remaining under the Plan shall be forfeited.

        4.07 COMMENCEMENT OF BENEFITS. Payment of a benefit to a Participant may not begin earlier than the later of:

                (i) the Participant's Early Retirement Age, or

                (ii) The Participant's termination of employment.

                      ARTICLE V - TERMINATION AND AMENDMENT

        5.01 TERMINATION. The Company reserves the right to terminate the Plan at any time by the action of the Board. The termination of the Plan shall not adversely affect any Participant or his or her Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination, provided, however, that the Employer shall have the right to accelerate payments by paying the Actuarial Value of such payments. For all other Participants, upon the termination of the Plan, the Employer shall have the right to pay the Actuarial Value of a Participant's vested SERP Benefit in a lump sum.

        5.02 AMENDMENT. The Company may, at any time, amend or modify the Plan in whole or in part by the action of its Board; provided, however, that no amendment or modification shall be effective to decrease or restrict a Participant's then vested SERP Benefit. The amendment or modification of the Plan shall not affect any Participant or his or her Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Actuarial Value of such payments in a lump sum or the Actuarial Equivalent in some other accelerated form of payment.

                    ARTICLE VI - OTHER BENEFITS AND AGREEMENT

        6.01 COORDINATION WITH OTHER BENEFITS. Except as provided herein and except as otherwise expressly provided under any other plan or program for employees of the Employers, the benefits provided under this Plan to a Participant are in addition to the benefits available to such Participant under any other such plan or program. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                    ARTICLE VII - ADMINISTRATION OF THE PLAN

        7.01 COMMITTEE DUTIES. This Plan shall be administered by the Committee, or such committee or individual as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan.

        7.02 AGENTS. In the administration of this Plan, the Committee may employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

        7.03 BINDING EFFECT OF DECISIONS. The decision or action of the Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

        7.04 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

        7.05 EMPLOYER INFORMATION. To enable the Committee to perform its functions, each Employer shall supply full and timely information to the Committee on all matters relating to the compensation of its Participants, the date and circumstances of the retirement, disability, death or termination of employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                        ARTICLE VIII - CLAIMS PROCEDURES

        8.01 PRESENTATION OF CLAIM. Any Participant or Beneficiary (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

        8.02 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within 90 days (unless special circumstances require additional time), and shall notify the Claimant in writing:

                (i) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

               (ii) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant;

                        (1) the specific reason(s) for the denial of the claim,
                or any part of it;

                        (2) specific reference(s) to pertinent provisions of the
                Plan upon which such denial was based;

                        (3) a description of any additional material or
                information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                        (4) an explanation of the claim review procedure set
                forth in Section 8.03 below.

        8.03 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

                (i) may review pertinent documents;

                (ii) may submit written comments or other documents; and/or

                (iii) may request a hearing, which the Committee, in its sole discretion, may grant.

        8.04 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

                (i) specific reasons for the decision;

                (ii) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

                (iii) such other matters as the Committee deems relevant.

        8.05 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 8 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                           ARTICLE IX - MISCELLANEOUS

        9.01 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. Any and all of an Employer's assets shall be, and remain, the general, unpledged, unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

        9.02 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

        9.03 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

        9.04 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

        9.05 FURNISHING INFORMATION. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

        9.06 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and wherever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

        9.07 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

        9.08 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of Missouri without regard to its conflict of laws principles.

        9.09 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts thereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

        9.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the participant.

        9.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's Beneficiary.

        9.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

        9.13 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

        9.14 COURT ORDER. The Committee is authorized to make any payments directed by court order in any action in which the Plan or Committee has been named as a party.

        9.15 DISTRIBUTION IN THE EVENT OF TAXATION. If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his or her benefit that has become taxable. Upon the approval of such a petition a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid vested benefit under the Plan). If the petition is approved, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is approved. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

        IN WITNESS WHEREOF, Premium Standard Farms Inc. has signed this Plan document as of January 1, 2001.
                                            "COMPANY'

                                            PREMIUM STANDARD FARMS INC.



                                            By: /s/
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                                                                       Exhibit A

                          PREMIUM STANDARD FARMS, INC.

                                SERP PARTICIPANTS


       Name                                Position                       Percent
       ----                                --------                       -------
John Meyer                      CEO                                          4%
Robert Manly                    President                                    4%
Stephen Lightstone              CFO                                          4%
Michael Townsley                Sr. VP Sales and Marketing                   2%
David James                     VP MO & NC Farm Operations                   2%
Don Killingsworth               VP Industrial Procurement                    2%
Dennis Rippe                    VP Controller, Corp. Asst. Secretary         2%
Daniel Harris                   VP Information Technology                    2%
David Klein                     VP Human Resources                           2%
Calvin Held                     VP Milan Plant Processing Operations         2%
David Townsend                  VP Environmental Affairs                     2%
Charles Arnot                   VP Communications and Public Affairs         2%
Collette Schultz-Kaster         VP Food Safety and Technical Services        2%
Jere Null                       VP Lundy Plant Processing Operations         2%